Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                           Reporting Period: July 2001

                            MONTHLY OPERATING REPORT

-----------------------------------------------------------------------------------------------------------
                                                                    Form           Document     Explanation
REQUIRED DOCUMENTS                                                   No            Attached      Attached
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1                X
-----------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)          X
-----------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                            X
-----------------------------------------------------------------------------------------------------------
  Cash disbursement journals(attached to bank reconciliations)                         X
-----------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2                X
-----------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3                X
-----------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
-----------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                           X
-----------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                  X
-----------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
-----------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                     X
-----------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5               N/A
-----------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5                X
-----------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                    8/16/01
-------------------------------------          ---------
Signature of Debtor                               Date


/s/ Catherine V. Merlino CFO                    8/16/01
-------------------------------------          ---------
Signature of Authorized Invididual                Date


/s/ Catherine V. Merlino CFO                    8/16/01
-------------------------------------          ---------
Printed Name of Authorized Individual             Date

Case Number: 00-32578(NLW)
                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                          July 1, 2001 - July 30, 2001

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   -------------------------------------------------------------------
                                                                                        Real              Current    Cumulative
                                         (1)      Payroll    Payroll    Multi-family   Estate   Rental    Period   filing to date
                                      Operating     Boca     Fort Lee   Sales-Escrow     Tax    Agency    Actual       Actual
                                   -------------------------------------------------------------------------------------------------
Cash 7/1/01                           8,283,518     3,461     2,952      4,449,502     94,716   28,108  12,862,258    2,998,777
                                   ============================================================================================

Cash Receipts:

Transfer to/from DIP accounts                                                                                    0            0
Transfers (from DIP accounts)           234,400    68,000   268,000        109,356                         679,356   14,647,930
Management fees                                                                                                  0    1,050,516
Bookkeeping fees                                                                                                 0      686,500
General Partner fees                                                                                             0    1,259,798
Sterling National Bank (2)                                                                                       0       (5,981)
Vendor refunds & expense
  reimbursments                             228                                                                228      404,476
Caton                                    66,683                                                             66,683      151,581
Notes, loans & other receivables        170,701                                                            170,701    3,505,565
Sub-lease                                                                                                        0        7,300
Interest income                                                                                                  0      434,185
Construction funding reimbursements                                                                              0       73,376
Return of earnest money                                                                                          0       23,739
Lucinai Contribution                                                                                             0      261,557
Sale of Grand Court Assets               15,381                                                             15,381   10,533,544
Multi-family Sales                       85,877                            250,000                         335,877    4,589,606
Transition service fee                                                                                           0      515,000
Interest income-Bankruptcy               10,293                              5,759        121       36      16,209      170,055
                                   --------------------------------------------------------------------------------------------

Total Receipts                          583,163    68,000    268,000       365,115        121       36   1,284,435   38,308,747

Cash Disbursements:

Net Payroll and related taxes
  and expenses                                    (47,561)  (194,797)                                     (242,358)  (5,879,916)
Insurance                               (10,670)                                                           (10,670)    (825,185)
Administrative                         (109,730)                (247)                                     (109,977)  (2,791,466)
Taxes                                                                                                            0     (310,881)
Other(see attached schedule)            (95,756)                                                           (95,756)  (1,601,791)
Transfers (to DIP accounts)            (679,356)                                                          (679,356) (14,647,930)
Restructuring Costs                     (14,077)                                                           (14,077)  (2,221,606)
US Trustee Quarterly Fees                (7,500)                                                            (7,500)     (41,750)
                                   --------------------------------------------------------------------------------------------

Total Cash Disbursements               (917,089)  (47,561)  (195,044)            0          0        0  (1,159,694) (28,320,525)
                                   --------------------------------------------------------------------------------------------

Net Cash Flow                          (333,926)   20,439     72,956       365,115        121       36     124,741    9,988,222
                                   --------------------------------------------------------------------------------------------

Cash June 30, 2001                    7,949,592    23,900     75,908     4,814,617     94,837   28,144  12,986,999   12,986,999
                                   ============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                         1,159,694
Less: Transfers to Debtor in Possession accounts             (679,356)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              480,338
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number:00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
July 1, 2001-July 30, 2001

Disbursements-Other

Property Funding-operations                     45,756 (1)
Payment on Thunderbird                          50,000 (2)
                                                ------

                                                95,756
                                                ======

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.

(2) Amount represents total paid to two individuals for their interest in a purchase note whose underlying property was sold in July 2001.

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
July 31, 2001

Beginning Balance @7/01/01                                         8,257,697.24

Add: Cash Receipts                                                   349,158.61
Less: Cash Disbursements                                            (679,356.34)
                                                                   ------------

Book Balance @7/31/01                                              7,927,499.51

Less: Deposits in Transit-                                            (4,994.88)
Add: Outstanding Checks-
                                                                   ------------

Bank Balance @7/31/01                                              7,922,504.63
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
July 31, 2001

                                                                GCL
                                                             ---------

Caton                               7/3/01                   27,753.49
Refinancing proceeds                7/9/01                  148,500.00
Vendor refund                       7/9/01                      210.33
Cashflow                           7/11/01                    2,701.30
Add'l sales proceeds               7/18/01                    3,653.60
Add'l sales proceeds               7/18/01                   82,223.46
Caton                              7/30/01                   38,947.94
Auction proceeds                   7/30/01                   15,380.54
Batchelor receivables              7/30/01                   14,500.00
Cashflow                           7/31/01                    4,994.88
Interest Income                    7/31/01                   10,293.07

                                                            ----------
                                                            349,158.61
                                                            ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
July 31, 2001

             Vendor                                                  Check
Check No      Name                        Reference                   Date        Amount
-------------------------------------------------------------------------------------------
Debit      Grand Court   Transfer to Chase Business Checking Acct.   7/2/01      70,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   7/3/01     166,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   7/11/01     57,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   7/12/01     20,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   7/17/01    116,000.00
Debit      Grand Court   Transfer to Chase Multifamily Sales Acct    7/30/01    159,356.34
Debit      Grand Court   Transfer to Chase Business Checking Acct    7/31/01     91,000.00
                                                                                ----------

                                                                                679,356.34
                                                                                ==========

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
July 31, 2001

Beginning Balance @7/01/01                                          25,826.16

Add: Cash Receipts                                                 570,000.00
Less: Cash Disbursements                                          (573,734.09)
                                                                  -----------

Book Balance @7/31/01                                               22,092.07

Less: Deposits and transit
Add: Outstanding Checks                                            164,333.05
                                                                  -----------

Bank Balance @7/31/01                                              186,425.12
                                                                  ===========

CHASE CHECKING ACCOUNT
CASH RECEIPTS
July 31, 2001

  Deposit                                                    Deposit
   Date                 Description                          Amount
---------------------------------------------------------------------

   7/2/01   Transfer from Chase money market acct.          70,000.00
   7/3/01   Transfer from Chase money market acct.         166,000.00
  7/11/01   Transfer from Chase money market acct.          57,000.00
  7/12/01   Transfer from Chase money market acct.          20,000.00
  7/17/01   Transfer from Chase money market acct.         116,000.00
  7/31/01   Transfer from Chase money market acct.          91,000.00
  7/31/01   Transfer from Chase multifamily sales acct.     50,000.00
                                                           ----------

                                                           570.000.00
                                                           ==========

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2001
--------------------------------------------------------------------------------
                                                                        July
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    3,459.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                              WT fm Chase            22,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            27,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            19,000.00
--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                        7/6/01             (20,636.94)
--------------------------------------------------------------------------------
                                                 7/20/01            (26,056.80)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
401-k transfer                                   7/6/01                (455.70)
--------------------------------------------------------------------------------
401-k transfer                                   7/20/01               (280.65)
--------------------------------------------------------------------------------
401-k transfer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
CD-S/C                                                                 (129.89)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                      23,899.74
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:                                                                (19,000.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          4,899.74
                                                                      ========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
                                                                    July 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    2,953.38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L                                     WT fm Chase        144,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         52,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         72,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                             7/6/01        (92,418.56)
--------------------------------------------------------------------------------
                                                      7/20/01       (23,517.54)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health insurance                                 ck#1299             (2,122.72)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                         7/6/01        (49,707.60)
--------------------------------------------------------------------------------
Payroll taxes                                         7/20/01       (24,408.57)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                     ck#1296             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1298             (1,311.50)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 6/30/01           (135.20)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 7/20/01           (112.14)
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-Safety deposit box
--------------------------------------------------------------------------------
Other-Safety deposit box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                      75,908.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:                                                                (72,000.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          3,908.05
                                                                      ========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
July 31, 2001

Beginning Balance @7/01/01                                   4,449,501.85

Add: Cash Receipts-                                            409,356.34
Add. Cash Receipts-interest income                               5,758.72
Less: Cash Disbursements-transfer to Chase Checking            (50,000.00)
                                                             ------------

Book Balance @7/31/01                                        4,814,616.91

Less: Deposits in Transit                                            0.00
Add: Outstanding Checks                                              0.00
                                                             ------------
Bank Balance @7/31/01                                        4,814,616.91
                                                             ============

GRAND COURT LIFESTYLES, INC.
MULTI-FAMILY MONEY MARKET
CASH RECEIPTS
July 31, 2001

 Deposit                                                        Deposit
   Date                         Description                      Amount
--------------------------------------------------------------------------------
 7/24/01           Thunderbird sales proceeds                 250,000.00
 7/31/01           Transfer from Chase Money Market           159,356.34
                                                              ----------
                                                              409,356.34
                                                              ==========

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
July 31, 2001

Beginning Balance @7/01/01                                         94,716.67

Add: Cash Receipts-Interest Income                                    120.74
Less: Cash Disbursements                                                0.00
                                                                   ---------
Book Balance @7/31/01                                              94,837.41

Less: Deposits in Transit                                               0.00
Add: Outstanding Checks                                                 0.00
                                                                   ---------
Bank Balance @7/31/01                                              94,837.41
                                                                   =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
July 31, 2001

Beginning Balance @7/01/01                                             28,108.33

Add: Cash Receipts                                                         35.83
Less: Cash Disbursements                                                    0.00
                                                                       ---------
Book Balance @7/31/01                                                  28,144.16

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------
Bank Balance @7/31/01                                                  28,144.16
                                                                       =========

                                                                      Form MOR-2
Grand Court Lifestyles, Inc.
Income Statement
July 1, 2001 - July 30, 200l

                                                             Cumulative Filing
                                                   7/31/01         to Date
                                              --------------------------------
Revenues:

Management Fee Income                                    0           2,279,074
General Partner Fees                                     0             304,645
Interest Income                                     38,358          10,146,109
Deferred Profit Earned                              46,536             798,371
Loss from Wholly-Owned Subsidiaries                      0          (2,283,377)
Loss from Joint Ventures                          (174,lO9)         (1,183,855)
Other Income                                             0             515,000
                                              --------------------------------
Total Revenues                                     (89,215)         1O,575,967

Administrative Expenses:

Travel                                               6,794              67,029
Telephone                                           11,429             279,497
Federal Express                                      3,796              58,017
Postage                                                  0              38,964
Office Supplies & Expense                           18,328             250,918
Outside Storage                                      1,656              26,539
Miscellaneous                                            0              42,021
ADP                                                    282              10,803
Legal & Accounting                                       0              91,218
Licenses & Filing Fees                               1,175              42,524
Recruitment                                              0               8,792
Printing                                                42               8,491
Caton Expenses                                      12,477             230,992
Rent                                                23,956             930,360
Computer Equipment Maintenance                      10,796             179,330
Insurance                                           22,945             630,988
Equipment Leases                                     3,741             128,816
Office Salaries and expenses                       247,593           5,769,060
Director's Fees                                          0               9,500
Interest                                                 0              25,874
Corporate Taxes                                          0             223,018
Amortization                                             0             472,545
                                              --------------------------------
Total Administrative Expenses                      365,010           9,525,296
                                              --------------------------------
Extraordinary Expenses:

Net loss due to loss of properties (1)              54,689          24,815,883
                                              --------------------------------
Total Expenses                                     419,699          34,341,179
                                              --------------------------------
Net Income (Loss) Before Reorganization
  Expenses                                        (508,914)        (23,765,212)
                                              --------------------------------

Restructuring Expenses:
Administrative fees                                (54,953)           (316,529)
Professional fees                                 (757,145)         (3,098,679)
US Trustee Quarterly Fees                           (7,500)            (41,750)
Interest Earned on Accumulated Cash
  from Chapter 11                                   16,208             170,056
                                              --------------------------------
Total Reorganization Expenses                     (803,390)         (3,286,902)

Net Income (Loss)                               (1,312,304)        (27,052,114)
                                              ================================

Note (1)

(a) Net loss due to loss of properties for the month of July represents:

(i) reduction of loans payable due to the collection of
investor notes which were sold as part of the sale of the
general partner interests pursuant to section 363 of the
bankruptcy code and the application of the investor note
payments to the Debtor's liability.                                (120,750)

as offset by;

(ii) the loss attributed to a receivable due to the sale of
the underlying property                                             175,439
                                                                  ---------
                                                                     54,689
                                                                  =========

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

Note (2):

The fiscal year end of the debtor is January 31, 2001. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

In the month of July 2001, the Debtor has reflected the January 31, 2001 loss attributed to a subsidiary which the Debtor has a 50% interest.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                 Balance Sheet
                                 July 31, 2001

                                                    Book Value      Book Value
                                                    at end of      on Petition
                                                      Month            Date
                                                --------------------------------
Assets:

Cash                                                 12,986,999       2,998,777
Notes & Receivables                                 173,250,396     227,986,234
Investments                                           8,197,789      16,099,729
Construction in Progress                                     (0)        739,486
Furniture & Equipment-net                               335,292       4,658,158
Other Assets                                         16,719,635      18,526,143
                                                --------------------------------

Total Assets                                       211,490,111      271,008,527
                                                ================================
Liabilities Not Subject to Compromise:

Accounts Payable                                        334,316         549,781
Professional Fees                                     1,391,231              --
                                                --------------------------------

Total Post-Petition Liabilities                       1,725,547         549,781
                                                --------------------------------
Deferred Income                                      44,211,465      67,403,696
Deferred Rent Obligations                                    --       2,741,705

Liabilities Subject to Compromise:

Secured Debt                                         94,289,084     106,385,512
Priority Debt                                           217,279         486,635
Unsecured Debt                                       88,457,978      84,197,250
                                                --------------------------------
Total Pre-Petition Liabilities                      182,964,341     191,069,397
                                                --------------------------------
Stockholders' Equity:

Common Stock                                            178,000         178,000
Treasury Stock                                       (1,579,817)     (1,579,817)
Paid-in-Capital                                      75,350,594      75,053,000
Accumulated Deficit                                 (57,091,480)    (57,190,813)
Net (loss) for period                               (34,268,539)     (7,216,422)
                                                --------------------------------
Total Stockholders' Equity                          (17,411,242)      9,243,948
                                                --------------------------------
Total Liabilities & Stockholders' Equity            211,490,111     271,008,527
                                                ================================

                           Case Number: OO-32578(NLW)
                      Reporting Period: Month of July 2001
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                        Beginning     Amount                                                                Ending
                           Tax       Withheld          Amount       Date                    Check No         Tax
                        Liability   or Accrued          Paid        Paid                     or EFT        Liability
                       ---------------------------------------------------------------------------------------------
Federal

Withholding                (0)       45,209            45,209      7/6,7/20                 see attached      (0)
FICA-Employee              (0)        8,642             8,642      7/6,7/20                 see attached      (0)
FICA-Employer              (0)        8,642             8,642      7/6,7/20                 see attached      (0)
Unemployment                0                                                                                  0
Income                      0                                                                                  0
Other:                      0                                                                                  0
                         -------------------------------------------------------------------------------------------
   Total Federal Taxes      0        62,494            62,494                      0                 0         0
                         -------------------------------------------------------------------------------------------
State & Local

Withholding                 0        11,497            11,497      7/6,7/20                 see attached       0
Sales
Excise
Unemployment                0           126               126      7/6,7/20                 see attached       0
Real Property
Property
Other
                         -------------------------------------------------------------------------------------------
   Total State & Local      0        11,623            11,623                      0                 0         0
                         -------------------------------------------------------------------------------------------

Total Taxes                (0)       74,116            74,116                      0                 0         0
                         ===========================================================================================

Case Number:OO-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                         Reporting period: July 31, 2001

                                                        Number of Days Past Due

                            Current     O-30       31-60    61-90   Over 90     Total
                           -----------------------------------------------------------
Accounts Payable                       65,519       586         0    24,535    90,640
Accrued expenses                                                     19,805    19,805
Taxes Payable                24,014                                            24,014
Other                       190,168                         9,689             199,857
                           -----------------------------------------------------------
Total Post Petition Debts   214,182    65,519       586     9,689    44,340   334,316
                           ==========================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                           Case Number 0O-32578 (NLW)
                          Reporting Period - July 2001

Debtor Questionaire
                                                             Yes          No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside
      the normal course of business this reporting
      period? If yes, provide an explanation below.           X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account
      other than a debtor in possession account this
      reporting period? If yes, provide an explanation
      below.                                                               X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely
      filed? If no, provide an explanation below.             X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and
      other necessary insurance coverages in effect? If
      no, provide an explanation below.                       X
--------------------------------------------------------------------------------

(1)   The underlying property for a note and receivable was sold in July 2001.